Financial Instruments - Summary of Categories of Financial Instruments (Detail) - USD ($)	Sep. 30, 2019	Dec. 31, 2018
Financial assets at fair value through profit or loss
Mandatorily classified as fair value through profit or loss	$ 38,006	$ 60,004
Financial assets at amortized cost	8,101,535	29,080,981
Financial assets at fair value through other comprehensive income
Equity instruments	178,198	187,244
Financial liabilities
Financial liabilities at amortized cost	$ 17,664,326	$ 21,304,150